Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

FIRST QUARTER 2015

Table of Contents

Introduction to Portfolio Overview	1

Investment Following the Quarter	1

Disposition During the Quarter	1

Dispositions Following the Quarter	2

Portfolio Overview	2

Revolving Line of Credit	5

Performance Analysis	6

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Statements	13

Additional Information	13

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of July 31, 2015

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2015.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with its initial offering on May 18, 2009 through the closing of the offering on May 18, 2011. During our operating period, we anticipate continuing to invest in Capital Assets. Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment Following the Quarter

The Fund made the following investment after the quarter ended March 31, 2015:

Challenge Mfg. Company, LLC
Investment Date: Structure: Expiration Date: Purchase Price: The Fund's Investment:	7/10/2015 Lease 7/9/2020 $9,934,000 $3,974,000	Collateral:	Auxiliary suupport equipment and robots used in the production of certain automobiles.

Dispositions During the Quarter

The Fund disposed of the following investment during the quarter ended March 31, 2015:

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Metal pipe and tube manufacturing equipment.
Disposition Date:	1/30/2015
The Fund's Investment:	$12,410,000
Total Proceeds Received:	$16,086,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended March 31, 2015:

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and services equipment.
Disposition Date:	5/12/2015
The Fund's Investment:	$4,548,000
Total Proceeds Received:	$4,553,000

Vas Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Disposition Date:	7/23/2015
The Fund's Investment:	$6,000,000
Total Proceeds Received:	$4,542,000

Portfolio Overview

As of March 31, 2015, our portfolio consisted of the following investments:

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	6/21/2016 9/30/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	5/31/2015

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and services equipment.
Expiration Dates:	11/30/2016 4/30/2017

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

Vas Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014*
* As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. On July 23, 2015, we sold all of our interest in the loan to GB Loan, LLC.  See section entitled Dispositions Following the Quarter.

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Very Large Crude Carriers.
Expiration Date:	3/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Dates:	7/31/2015 9/30/2015

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Cenveo Corporation
Structure: Maturity Date:	Loan 10/1/2018	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024

Técnicas Maritimas Avanzadas, S.A. de C.V.
Structure:	Loan	Collateral:	Four platform supply vessels.
Maturity Date:	8/27/2019

Geokinetics Inc.
Structure: Expiration Date:	Lease 8/31/2017	Collateral:	Land-based seismic testing equipment.

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

NARL Marketing Inc.
Structure: Maturity Date:	Loan 11/13/2017	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Siva Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

Revolving Line of Credit

On March 31, 2015, we extended our revolving line of credit (the “Facility”) with California Bank & Trust (“CB&T”) through May 30, 2017 and the amount available under the Facility was revised to $12,500,000. The Facility is secured by all of the Fund’s assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate.  We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year.  In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2015, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis

Capital Invested as of March 31, 2015	$307,953,464
Leverage Ratio	0.96:1*
% of Receivables Collected in the Quarter Ended March 31, 2015	91.83%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of July 31, 2015. The uncollected receivables relate to our investment with Jurong Aromatics Corporation Pte. Ltd.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

Cash Available From Business Operations
for the Period January 1, 2015 through March 31, 2015

Cash balance at January 1, 2015	$12,553,252
Cash balance at March 31, 2015	$18,814,446

Net change in cash		$6,261,194

Add Back:
Distributions paid to partners from January 1, 2015 through March 31, 2015		$5,227,505

Investments made during the period
Investment in joint ventures	1,644
		$1,644

Cash Available from Business Operations (CABO)		$11,490,343	1

1 Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties.  CĪON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may have been paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenese incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee of 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees, though the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund's prospectus.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio. Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations. Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profit, losses, cash distributions and liquidation proceeds. We paid distributions to our General Partner of $52,275 and $52,277 for the three months ended March 31, 2015 and 2014, respectively. Additionally, our General Partner’s interest in the net (loss) income attributable to us was $(2,612) and $17,052 for the three months ended March 31, 2015 and 2014, respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2015	2014
ICON Capital, LLC	Investment Manager	Acquisition fees (1)	$-	$225,098
ICON Capital, LLC	Investment Manager	Management fees (2)	715,944	442,548
ICON Capital, LLC	Investment Manager	Administrative reimbursements (2)	325,558	412,957
			$1,041,502	$1,080,603

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At March 31, 2015 and December 31, 2014, we had a net payable of $178,128 and $826,285, respectively, due to our General Partner and affiliates. At March 31, 2015 and December 31, 2014, the payable was primarily related to ICON Leasing Fund Twelve, LLC’s noncontrolling interest in the AET Vessels for an expense paid in full by Fund Twelve on our behalf in which we will reimburse Fund Twelve for our proportionate share of such expense. The payable also related to management fees and administrative expense reimbursements due to our Investment Manager.

At March 31, 2015 and December 31, 2014, we had a note receivable from a joint venture of approximately $2,614,000 and $2,609,000, respectively, and accrued interest of approximately $30,000 in both periods. The accrued interest is included in other assets on our consolidated balance sheets.  For the three months ended March 31, 2015 and 2014, interest income relating to the note receivable from the joint venture of approximately $101,000 and $100,000, respectively, was recognized and included in finance income on the consolidated statements of operations.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	March 31,	December 31,
	2015	2014
	(unaudited)
Assets

Cash and cash equivalents	$18,814,446	$12,553,252
Restricted cash	2,900,000	7,317,126
Net investment in finance leases	115,991,703	118,005,785
Leased equipment at cost (less accumulated depreciation of $43,675,309 and $41,069,511, respectively)	120,145,141	122,750,939
Net investment in notes receivable	50,967,788	62,731,975
Note receivable from joint venture	2,613,953	2,609,209
Investment in joint ventures	18,438,440	18,739,125
Other assets	3,877,617	3,096,488
Total assets	$333,749,088	$347,803,899
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$144,802,604	$152,903,523
Derivative financial instruments	5,593,761	5,379,474
Deferred revenue	1,864,899	2,365,892
Due to General Partner and affiliates, net	178,128	826,285
Accrued expenses and other liabilities	11,193,232	11,114,968
Total liabilities	163,632,624	172,590,142

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	153,859,324	159,293,140
General Partner	(768,685)	(713,798)
Total partners' equity	153,090,639	158,579,342
Noncontrolling interests	17,025,825	16,634,415
Total equity	170,116,464	175,213,757
Total liabilities and equity	$333,749,088	$347,803,899

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
	2015	2014
Revenue:
Finance income	$3,515,987	$3,869,518
Rental income	5,383,562	7,205,672
Income from investment in joint ventures	508,443	393,601
Other income	2,847	14,423
Total revenue	9,410,839	11,483,214
Expenses:
Management fees	715,944	442,548
Administrative expense reimbursements	325,558	412,957
General and administrative	791,814	694,913
Credit loss	2,060,641	794,999
Depreciation	2,605,798	3,842,488
Interest	1,829,084	2,539,363
Loss on derivative financial instruments	951,788	661,350
Total expenses	9,280,627	9,388,618
Net income	130,212	2,094,596
Less: net income attributable to noncontrolling interests	391,410	389,372
Net (loss) income attributable to Fund Fourteen	$(261,198)	$1,705,224

Net (loss) income attributable to Fund Fourteen allocable to:
Limited partners	$(258,586)	$1,688,172
General Partner	(2,612)	17,052
	$(261,198)	$1,705,224

Weighted average number of limited partnership interests outstanding	258,761	258,771
Net (loss) income attributable to Fund Fourteen per weighted average
limited partnership interest outstanding	$(1.00)	$6.52

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership	Limited	General	Total Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2014	258,761	$159,293,140	$(713,798)	$158,579,342	$16,634,415	$175,213,757
Net (loss) income	-	(258,586)	(2,612)	(261,198)	391,410	130,212
Distributions	-	(5,175,230)	(52,275)	(5,227,505)	-	(5,227,505)
Balance, March 31, 2015 (unaudited)	258,761	$153,859,324	$(768,685)	$153,090,639	$17,025,825	$170,116,464

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$130,212	$2,094,596
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income, net of costs and fees	288,027	(1,547,682)
Income from investment in joint ventures	(508,443)	(393,601)
Depreciation	2,605,798	3,842,488
Credit loss	2,060,641	794,999
Interest expense from amortization of debt financing costs	179,189	192,360
Interest expense, other	110,047	100,968
Loss (gain) on derivative financial instruments	214,287	(177,519)
Changes in operating assets and liabilities:
Restricted cash	4,417,126	7,537,544
Other assets, net	(960,318)	2,121,612
Accrued expenses and other liabilities	(31,783)	1,110,452
Deferred revenue	(500,993)	(514,159)
Due to General Partner and affiliates	(648,157)	(313,709)
Distributions from joint ventures	418,903	257,125
Net cash provided by operating activities	7,774,536	15,105,474
Cash flows from investing activities:
Proceeds from sale of equipment	-	1,423,423
Principal received on finance leases	1,058,500	591,070
Investment in joint ventures	(1,644)	(3,716,503)
Distributions received from joint ventures in excess of profits	391,869	46,200
Investment in notes receivable	-	21,375
Principal received on notes receivable	10,366,357	2,520,619
Net cash provided by investing activities	11,815,082	886,184
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(8,100,919)	(15,229,238)
Distributions to partners	(5,227,505)	(5,227,723)
Repurchase of limited partnership interests	-	(7,178)
Net cash used in financing activities	(13,328,424)	(20,464,139)
Net increase (decrease) in cash and cash equivalents	6,261,194	(4,472,481)
Cash and cash equivalents, beginning of period	12,553,252	9,526,625
Cash and cash equivalents, end of period	$18,814,446	$5,054,144

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,120,681	$2,362,039
Supplemental disclosure of non-cash investing activities:
Transfer of leased equipment at cost to assets held for sale	$-	$11,921,456

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.